UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

OLD POINT FINANCIAL CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Queen Street
Hampton, Virginia  23669
(Address of principal executive offices)  (Zip Code)

(757)728-1200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.00 par value	OPOF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Chief Financial Officer

On October 18, 2023, Old Point Financial Corporation (the “Company”) announced that the Company’s Board of Directors appointed Mr. Paul Pickett, age 55, to the position of Chief Financial Officer and Senior Vice President of the Company and Chief Financial Officer and Executive Vice President of The Old Point National Bank of Phoebus (the “Bank”) effective October 24, 2023.  He will also serve as the Company’s Principal Financial and Accounting Officer.

Mr. Pickett most recently served as Chief Financial Officer for First Region Bancshares, Inc., which is headquartered in Richlands, Virginia and is the parent company of First Sentinel Bank and First Sentinel Financial Services. Prior to joining First Regions in 2020, he served as Chief Financial Officer of Odyssey Engines, LLC, a multistate aviation holding company for three years. Mr. Pickett spent 26 years in public accounting prior to those roles, working with community banks and bank holding companies of various sizes and complexity. Mr. Pickett holds his Bachelor of Business Administration in Accounting from Radford University and is a Certified Public Accountant.

The material terms of Mr. Pickett’s compensation will include an initial base annual salary of $225,000, subject to annual performance reviews, and participation in the Company’s short- and long-term incentive plans.  Information about the Company’s short- and long-term incentive plans is set forth in the Company’s proxy statement for its 2023 annual meeting of stockholders.  Mr. Pickett will also be eligible to participate in the Bank’s employee benefit plans and programs on terms offered to similarly situated employees.

There are no arrangements or understandings between Mr. Pickett and any other person pursuant to which he was appointed, nor are there are any family relationships between Mr. Pickett and any of the Company’s directors or executive officers. Mr. Pickett does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release with respect to Mr. Pickett’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of section 18 of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release dated October 18, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: October 18, 2023
/s/ Robert F. Shuford, Jr.

Robert F. Shuford, Jr.
Chairman of the Board
President & Chief Executive Officer